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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    ----------

                                     FORM 8-K



                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) September 1, 2000

                           TUMBLEWEED COMMUNICATIONS CORP.
                           -------------------------------
                (Exact name of registrant as specified in its charter)

               DELAWARE                                           94-3336053
   -------------------------------        ------------       -------------------
   (State or other jurisdiction of         (Commission        (I.R.S. Employer
   incorporation or organization)          File Number)      Identification No.)

   700 SAGINAW DRIVE, REDWOOD CITY, CA                              94063
   ------------------------------------------                   --------------
   (Address of principal executive offices)                      (Zip Code)

           Registrant's telephone number, including area code (650) 216-2000
                                                              --------------

                                    NOT APPLICABLE
                             ------------------------------
              (Former name or Former Address, if Changed Since Last Report)

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ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

    (a) On September 1, 2000, Tumbleweed Communications Corp. ("Tumbleweed") consummated its acquisition of Interface Systems, Inc. ("Interface"). The transaction was closed pursuant to the Agreement and Plan of Merger (the
"Merger Agreement") dated June 28, 2000, by and among Tumbleweed, Maize
Acquisition Sub, Inc. ("Merger Sub), and Interface. As a result of the transaction, Interface became a wholly owned subsidiary of Tumbleweed. The purchase price consisted of the issuance of approximately 1,249,215 shares of Tumbleweed common stock in exchange for all the outstanding common stock of Interface as of the date of consummation based on an exchange ratio equal to
0.264 shares of Tumbleweed common stock for each share of Interface common stock acquired. In addition, approximately 336,600 shares were reserved for issuance in connection with the assumption of Interface's outstanding options, warrants and stock incentive plans pursuant to the Merger Agreement.

    The basic terms of the Merger Agreement, the method used for determining the amount of consideration paid by Interface and the relationships between Tumbleweed and Interface and their respective directors and executive officers were described in the proxy statement/prospectus dated August 3, 2000 filed in connection with Tumbleweed's Registration Statement on Form S-4
(No. 333-41692), which is incorporated herein by reference. Interface's assets consist of cash, receivables, inventory, property and equipment, and other tangible and intangible assets.

    The approval of the Merger Agreement and the transactions associated with it by the stockholders of Interface and the consummation of the merger of Merger Sub with and into Interface (the "Merger") was announced in a press release of Tumbleweed dated September 1, 2000, a copy of which is filed as an exhibit hereto.

    (b) The acquisition by Tumbleweed of shares of Interface common stock pursuant to the Merger Agreement is deemed the indirect acquisition of the assets of Interface represented thereby, including Interface's equipment and other physical property. Tumbleweed will utilize such assets in the conduct of its business as a provider of advanced messaging solutions for business communications.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired

    The financial statements required to be filed were previously contained in Tumbleweed's Registration Statement on Form S-4 dated July 19, 2000, as amended by Amendment No. 1 thereto dated August 3, 2000 (No. 333-41692), which is incorporated herein by reference.

    (b) Pro Forma Financial Information

    The unaudited combined pro forma financial data of Tumbleweed and Interface were previously contained in Tumbleweed's Registration Statement on Form S-4 dated July 19, 2000, as amended by Amendment No. 1 thereto dated
August 3, 2000 (No. 333-41692), which is incorporated herein by reference.

    (c) Exhibits

        99.1 Press Release issued by Tumbleweed Communications Corp. on
September 1, 2000

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TUMBLEWEED COMMUNICATIONS
CORP.


Date:  September 5, 2000                          By: /s/ BERNARD J. CASSIDY
                                                  -----------------------------
                                                  Bernard J. Cassidy
                                                  Secretary and General Counsel

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                                EXHIBIT INDEX
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

Exhibit
Number                      Description
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
 99.1                       Press Release issued by Tumbleweed Communications Corp.
